Fees Summary	Feb. 17, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 17,192,500.00
Previously Paid Amount	2,429.70
Total Fee Amount	2,612.34
Total Offset Amount	0.00
Net Fee	$ 182.64